                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 24, 2003

                              THE BISYS GROUP, INC.

             (Exact name of registrant as specified in its charter)


           Delaware                 0-19922                  13-3532663
(State or other Jurisdiction        (Commission File         (IRS Employer
     of incorporation)                   Number)          Identification No.)

                    90 Park Avenue, New York, New York 10016

                    (Address of principal executive offices)

                                 (212) 907-6000

              (Registrant's telephone number, including area code)

                                 Not Applicable

          (Former name or former address, if changed since last report)
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Item 9.  Regulation FD Disclosure.

         On September 24, 2003, The BISYS Group, Inc. issued a press release announcing updated earnings guidance for the fiscal quarter ending September 30, 2003 and the fiscal year ending June 30, 2004, and a press release announcing a new Chief Financial Officer. Copies of the press releases are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference in their entirety.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     THE BISYS GROUP, INC.

                                     By:   /s/ Kevin J. Dell
                                        ----------------------------------------
                                           Kevin J. Dell
                                           Executive Vice President,
                                           General Counsel and
                                           Secretary

         Date:  September 24, 2003




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                                  EXHIBIT INDEX

         Exhibit No.                 Description
         99.1
                                     Press Release issued by The BISYS Group,
                                     Inc. dated September 24, 2003 updating
                                     earnings guidance. The Press Release is
                                     furnished herewith and is not filed under
                                     the Securities Exchange Act of 1934, as
                                     amended.

         99.2
                                     Press Release issued by The BISYS Group,
                                     Inc. dated September 24, 2003 announcing
                                     new CFO. The Press Release is furnished
                                     herewith and is not filed under the
                                     Securities Exchange Act of 1934, as
                                     amended.


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